                                                                    EXHIBIT 99.1
================================================================================

                     FEDERAL DEPOSIT INSURANCE CORPORATION
                            WASHINGTON, D.C. 20429

                     ====================================


                                    FORM 10-K

               ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 - FDIC CERTIFICATE NUMBER: 10538


            =======================================================

                        CAPE COD BANK AND TRUST COMPANY
                        -------------------------------
            (Exact name of Registrant as specified in its charter)

      MASSACHUSETTS                                                   04-1465780
      -------------                                                   ----------
(State of Incorporation)                                 (I.R.S. Employer Identification No.)

307 MAIN STREET, HYANNIS, MASSACHUSETTS                                 02601
---------------------------------------                                 -----
(Address of principal executive office)                              (Zip Code)

(Registrant's telephone #, incl. area code): 508-394-1300
                                             ------------

                     ====================================

          Securities registered pursuant to Section 12(b) of the Act:

Title of each class                 Name of each exchange on which registered
-------------------                 -----------------------------------------

NONE
----

                     ====================================

          Securities registered pursuant to Section 12(g) of the Act:

Title of class                                     Name of each exchange on which registered
--------------                                     -----------------------------------------

COMMON CAPITAL STOCK                         NASDAQ NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
--------------------                         -------------------------------------------------------

                     ====================================

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. [X] Yes [_]| No

        Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K (ss. 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [_]

                                      1.

Cape Cod Bank and Trust Company
Form 10-K
December 31, 1997
--------------------------------------------------------------------------------

        State the aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant. The aggregate market value shall be computed by reference to the price at which the common equity was sold, or the average bid and asked prices of such common equity, as of a specified date within 60 days prior to the date of filing. (See definition of affiliate in Rule 405, 17 CFR 230.405.) $185,751,812.00

        Note.-- If a determination as to whether a particular person or entity is an affiliate cannot be made without involving unreasonable effort and expense, the aggregate market value of the common stock held by non-affiliates may be calculated on the basis of assumptions reasonable under the circumstances, provided that the assumptions are set forth in this Form.

             APPLICABLE ONLY TO REGISTRANTS INVOLVED IN BANKRUPTCY
                 PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

        Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. [_] Yes [_] No

                  (APPLICABLE ONLY TO CORPORATE REGISTRANTS)

        Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date. 4,530,532

                       DOCUMENTS INCORPORATED BY REFERENCE

        List hereunder the following documents if incorporated by reference and the Part of the Form 10-K (e.g., Part I, Part II, etc.) Into which the document is incorporated: (1) Any annual report to security holders; (2) Any proxy or information statement; and (3) Any prospectus filed pursuant to Rule 424(b) or
(c) under the Securities Act of 1933. The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1980).

        1. ANNUAL REPORT TO SECURITY HOLDERS FOR FISCAL YEAR ENDED DECEMBER 31, 1997.

        2.     PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS ON APRIL 23,
               1998.

                     ------------------------------------

                                     PART I

ITEM 1. BUSINESS.

        THE BANK IS A STATE-CHARTERED COMMERCIAL BANK WITH TRUST POWERS, ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. THE PRESENT BANK IS THE RESULT OF A MERGER BETWEEN THE HYANNIS TRUST COMPANY AND THE CAPE COD TRUST COMPANY IN 1964 AND A SUBSEQUENT MERGER WITH THE BUZZARDS BAY NATIONAL BANK IN 1974. THE MAIN OFFICE OF CAPE COD BANK AND TRUST COMPANY IS LOCATED AT 307 MAIN STREET, HYANNIS, BARNSTABLE COUNTY, MASSACHUSETTS. THERE ARE 25 OTHER BANKING OFFICES LOCATED IN BREWSTER, BUZZARDS BAY, CENTERVILLE, CHATHAM, DENNIS, SOUTH DENNIS, FALMOUTH, EAST HARWICH, HARWICHPORT, HYANNIS, MASHPEE, NORTH EASTHAM, ORLEANS, OSTERVILLE, POCASSET, PROVINCETOWN, SANDWICH, SOUTH YARMOUTH, WELLFLEET AND A CUSTOMER SERVICE CENTER WHICH IS LOCATED IN SOUTH YARMOUTH. ALL OF THE BANK'S FACILITIES ARE LOCATED IN BARNSTABLE COUNTY, MASSACHUSETTS. THE BANK IS A MEMBER OF THE FEDERAL DEPOSIT INSURANCE CORPORATION BUT IS NOT A MEMBER OF THE FEDERAL RESERVE SYSTEM. THE BANK HAS SEVERAL WHOLLY-OWNED SUBSIDIARIES. AT DECEMBER 31, 1997, THE BANK EMPLOYED 333 PEOPLE ON A FULL-TIME BASIS AND ANOTHER 52 PEOPLE ON A PART-TIME BASIS.

                                      2.

Cape Cod Bank and Trust Company
Form 10-K
December 31, 1997
--------------------------------------------------------------------------------


        CAPE COD BANK AND TRUST COMPANY IS THE LARGEST COMMERCIAL BANK HEAD-QUARTERED IN BARNSTABLE COUNTY. IT OFFERS A COMPLETE RANGE OF COMMERCIAL BANKING SERVICES FOR INDIVIDUALS, BUSINESSES, NON-PROFIT ORGANIZATIONS, GOVERNMENTAL UNITS AND FIDUCIARIES. DURING THE PAST FIVE YEARS, THERE HAS BEEN NO SIGNIFICANT CHANGE IN THE PRINCIPAL MARKETS OR THE BANKING SERVICES OFFERED BY THE BANK. THE BANK HAS NOT MERGED WITH OR ACQUIRED THE BUSINESS OF ANY OTHER BANK OR ENTITY SINCE 1974. THE BANK RECEIVES SUBSTANTIALLY ALL OF ITS DEPOSITS FROM AND MAKES SUBSTANTIALLY ALL OF ITS LOANS TO INDIVIDUALS AND BUSINESSES ON CAPE COD.

        THE BANK'S PRINCIPAL SOURCES OF REVENUE ARE LOANS AND INVESTMENTS WHICH ACCOUNTED FOR 80% OF THE BANK'S GROSS INCOME DURING 1997. OF THE REMAINING PORTION, 3% WAS RECEIVED FROM SERVICE CHARGES. THE BALANCE WAS DERIVED FROM TRUST DEPARTMENT INCOME AND OTHER MISCELLANEOUS ITEMS. BANKING SERVICES FOR INDIVIDUALS INCLUDE CHECKING ACCOUNTS, REGULAR SAVINGS ACCOUNTS, NOW ACCOUNTS, MONEY MARKET DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, CLUB ACCOUNTS, MORTGAGE LOANS, CONSUMER LOANS, CREDIT CARD SERVICES, SAFE DEPOSIT SERVICES, TRUST SERVICES, DISCOUNT BROKERAGE AND INVESTMENT SERVICES. IN THE LATTER CATEGORY, THE BANK DOES A MAJOR BUSINESS IN ACTING AS AGENT TO PURCHASE U.S. GOVERNMENT SECURITIES FOR ITS CUSTOMERS. THE BANK ALSO OWNS AND MAINTAINS 26 AUTOMATED TELLER MACHINES WHICH ARE CONNECTED TO THE TX, AMEX, CIRRUS, NYCE, EXCHANGE, AND PLUS NETWORKS. TRUST DEPARTMENT SERVICES INCLUDE ESTATE, TRUST, TAX RETURNS, AGENCY, INVESTMENT MANAGEMENT, DISCOUNT BROKERAGE, CUSTODIAL SERVICES, AND IRA ACCOUNTS.

        THE BANK HAS NO INVOLVEMENT IN FOREIGN COUNTRIES AND DOES NOT DERIVE ANY OF ITS INCOME FROM FOREIGN SOURCES.

ITEM 2. PROPERTIES.

        A.     PROPERTIES HELD IN FEE - BANKING OFFICES

                1)   307 MAIN STREET, HYANNIS - MAIN OFFICES
                2)   835 MAIN STREET, OSTERVILLE - BRANCH OFFICE
                3)   536 MAIN STREET, HARWICHPORT - BRANCH OFFICE
                4)   1095 ROUTE 28, SOUTH YARMOUTH - BRANCH OFFICE
                5)   40 MAIN STREET, ORLEANS - BRANCH OFFICE
                6)   SHANK PAINTER ROAD, PROVINCETOWN - BRANCH OFFICE
                7)   121 MAIN STREET, BUZZARDS BAY - BRANCH OFFICE
                8)   119 ROUTE 6A, SANDWICH - BRANCH OFFICE
                9)   ROUTE 6A AND UNDERPASS ROAD, BREWSTER - BRANCH OFFICE
               10)   700 ROUTE 6A, DENNIS - BRANCH OFFICE
               11)   JONES ROAD, FALMOUTH - BRANCH OFFICE
               12)   693 MAIN STREET, CHATHAM - BRANCH OFFICE
               13)   MAIN STREET, WELLFLEET - BRANCH OFFICE

               NONE OF THE ABOVE OFFICES ARE SUBJECT TO MORTGAGE LIENS OR ANY OTHER ENCUMBRANCE. THE MAIN OFFICE IS LOCATED IN HYANNIS, MASSACHUSETTS, AND IS A MODERN, TWO-STORY BRICK BUILDING LOCATED ON APPROXIMATELY TWO ACRES OF LAND. THE HARWICHPORT OFFICE AND THE BUZZARDS BAY OFFICE ARE SOMEWHAT LARGER THAN THE REMAINING OFFICES, HAVING FORMERLY BEEN THE MAIN OFFICE OF THE CAPE COD TRUST COMPANY AND THE BUZZARDS BAY NATIONAL BANK PRIOR TO MERGER. THE BANK ALSO OWNS A HOUSE IN MEREDITH, NEW HAMPSHIRE, ONE IN ORLANDO, FLORIDA, AND ONE IN KILLINGTON, VERMONT WHICH ARE USED AS VACATION SITES BY ITS EMPLOYEES.

        B.     RENTAL OF BANK PREMISES:

               THE LAND ON WHICH THE HYANNIS AIRPORT ROTARY OFFICE IS LOCATED IS RENTED FROM THE BARNSTABLE MUNICIPAL AIRPORT AS TENANTS AT WILL FOR $53,067 PER YEAR. THE BANKING OFFICE LOCATED IN POCASSET ON THE CORNER OF MACARTHUR BOULEVARD AND BARLOW'S LANDING ROAD IS LEASED FROM PAUL J. MEDERIOS FOR $25,000 PER YEAR PLUS TAXES AND OTHER EXPENSES UNDER A LEASE EXPIRING IN 2005. A BANKING OFFICE AT THE INTERSECTION OF ROUTE 28 AND CAMP OPECHEE ROAD, CENTERVILLE IS LEASED FOR $50,000 IN 1998 AND AN

                                      3.

Cape Cod Bank and Trust Company
Form 10-K
December 31, 1997
--------------------------------------------------------------------------------


               INCREASE OF $2,500 PER YEAR PLUS TAXES AND OTHER EXPENSES UNDER A LEASE EXPIRING IN 2008 WITH RIGHT TO RENEW FOR AN ADDITIONAL FIFTEEN YEAR PERIOD. THE ROUTE 134, SOUTH DENNIS BRANCH OFFICE IS LEASED FROM CHAMBERLAIN REALTY FOR $44,000 PER YEAR UNTIL 2001 AND $22,000 IN 2002 PLUS TAXES AND OTHER EXPENSES. THE BANKING OFFICE AT SKAKET CORNERS, ORLEANS IS LEASED FROM SKAKET ASSOCIATES FOR $50,916 IN 1998 AND 1999; $58,554 IN 2000, 2001
               AND 2002; $67,337 IN 2003, 2004 AND 2005; AND $77,437 IN 2006 AND
               2007 PLUS TAXES AND OTHER EXPENSES UNDER A LEASE EXPIRING IN 2007. THE BANK ALSO OPERATES A CUSTOMER SERVICE CENTER WHICH IS LEASED FROM THE DAVENPORT REALTY TRUST, SOUTH YARMOUTH FOR $111,972 PER YEAR PLUS TAXES AND OTHER EXPENSES UNTIL 2011 AND $27,993 IN 2012 UNDER A LEASE EXPIRING IN 2012 WITH THE RIGHT TO RENEW FOR AN ADDITIONAL TEN-YEAR PERIOD. THE BANKING OFFICE LOCATED IN THE VILLAGE GREEN SHOPPING CENTER ON BRACKETT ROAD, NORTH EASTHAM IS LEASED FROM ALAN G. VADNAIS FOR $9,450 IN 1998 AND $2,400 IN 1999 EXPIRING ON 3/31/99. THE OFFICE LOCATED AT 763 MAIN STREET, FALMOUTH IS LEASED FROM RFB REALTY TRUST FOR $42,000 THROUGH 2001 AND $24,500 IN 2002 WITH A LEASE EXPIRING SEPTEMBER, 2002 WITH THE OPTION OF RENEWING THE LEASE FOR TWO ADDITIONAL FIVE-YEAR PERIODS. THE BANK ALSO RENTS A BUILDING NEXT DOOR TO THE CUSTOMER SERVICE CENTER FROM DAVENPORT REALTY TRUST, SOUTH YARMOUTH FOR $76,200 IN 1998 TO 2011 AND $19,050 IN 2012. IN
               ADDITION, THE BANK ALSO RENTS OFFICE SPACES FROM STOP & SHOP FOR $408,000 PER YEAR UNDER A LEASE EXPIRING IN 1999 AND $204,000 IN 2000. THE BANK ALSO PAYS RENT FOR ATMS FOR $14,925 IN 1998, $12,000 IN 1999 AND 2000 AND $7,000 IN 2001.

ITEM 3. LEGAL PROCEEDINGS.

        THE BANK IS NOT INVOLVED IN ANY MATERIAL PENDING LEGAL PROCEEDINGS.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        THERE WERE NO MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS IN THE FOURTH QUARTER OF 1997.

         =============================================================

                                     PART II

ITEM 5.   MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

          CAPE COD BANK AND TRUST COMPANY'S COMMON STOCK TRADES ON THE NASDAQ NATIONAL MARKET SYSTEM UNDER THE SYMBOL "CCBT". THE TABLE BELOW SHOWS THE HIGH AND LOW TRADING PRICES OF THE STOCK FOR EACH QUARTER IN THE PAST TWO YEARS AND THE DIVIDENDS DECLARED EACH QUARTER, ADJUSTED FOR THE TWO-FOR-ONE STOCK DISTRIBUTION MADE MAY 10, 1996. THERE ARE APPROXIMATELY 1,100 STOCKHOLDERS OF RECORD.

                                    1996                                                 1997
                    -------------------------------------------       ------------------------------------------
                       First     Second      Third      Fourth         First      Second      Third      Fourth
                      Quarter    Quarter    Quarter     Quarter       Quarter    Quarter     Quarter     Quarter
                      -------    -------    -------     -------       -------    -------     -------     -------
Market price:  High   $ 20 1/2     $ 23      $ 22 1/2   $ 24 1/2       $ 27 7/8   $ 30        $ 34 1/2    $ 41
               Low    $ 18 3/4     $ 19      $ 19 3/4   $ 20 3/8       $ 21 1/2   $ 26 3/4    $ 28 1/2    $ 35 1/4
Dividends declared    $.17         $.18      $.18       $.18           $.21       $.21        $.21        $.21
per share


ITEM 6. SELECTED FINANCIAL DATA.

                                      4.

Cape Cod Bank and Trust Company
Form 10-K
December 31, 1997
--------------------------------------------------------------------------------

                                                1997         1996         1995         1994         1993
                                                ----         ----         ----         ----         ----
                                            (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
         Total assets                       $973,105     $817,884     $646,911     $528,438     $515,324
         Stockholders' equity                 75,636       66,603       59,601       53,087       46,115
         Net interest income                  36,907       32,650       29,156       25,574       26,223
         Provision for loan losses                --           --           --        1,200        6,000
         Non-interest income                  20,174       13,874       13,649       12,320       13,275
         Non-interest expense                 35,642       30,985       28,631       27,062       29,081
         Provision for income taxes            8,190        6,070        5,391        1,930          397
         Net income                           13,249        9,468        8,783        7,703        4,021

         Book value per share                 $16.69       $14.70       $13.17       $11.72       $10.18
         Basic and diluted earnings
          per share(1)                          2.92         2.09         1.94         1.71          .89
         Cash dividends per share                .84          .71          .56          .18          .12
         Return on average assets               1.44%        1.26%        1.47%        1.43%         .76%
         Return on average
          stockholders' equity                  18.7%        15.2%        15.6%        15.5%         9.0%

         /(1)/ Based on average shares outstanding: 4,530,532 in 1997; 4,526,217 in 1996; 4,521,370 in 1995; 4,516,618 in 1994; and 4,511,458 in 1993.
         (Adjusted for two-for-one stock distribution in 1996).

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION.

         SEE ATTACHMENT EXCERPTED FROM 1997 ANNUAL REPORT.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

         SEE ATTACHMENT EXCERPTED FROM 1997 ANNUAL REPORT.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

         THE REQUIRED FINANCIAL STATEMENTS ARE INCLUDED LATER IN THIS REPORT.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         THERE WERE NO CHANGES IN OR DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES AS DEFINED BY ITEM 304 OF REGULATION S-K.

         ==============================================================

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

         A.    IDENTIFICATION OF DIRECTORS:

               THIS INFORMATION WAS INCLUDED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 23, 1998, COPY ATTACHED.

                                      5.

Cape Cod Bank and Trust Company
Form 10-K
December 31, 1997
--------------------------------------------------------------------------------

         B.    IDENTIFICATION OF EXECUTIVE OFFICERS:

               ALL OFFICERS WERE RE-ELECTED TO THEIR POSITIONS ON APRIL 24, 1997 TO SERVE UNTIL THE ANNUAL MEETING ON APRIL 23, 1998.

         --------------------------------------------------------------------------------
              OFFICER       AGE AT     TITLE AND AREA OF    DATE APPOINTED     DATE OF
                           12/31/97     RESPONSIBILITY     TO PRESENT RANK    EMPLOYMENT
         --------------------------------------------------------------------------------
         Stephen B. Lawson    56     President and Chief       7/01/92         12/06/65
                                     Executive Officer
         --------------------------------------------------------------------------------
         Daniel G. Barrie     50     Controller and Asst.      5/13/96         5/13/96
                                     Treasurer
         --------------------------------------------------------------------------------
         Robert T. Boon       43     Chief Trust Officer       10/13/95        4/01/85
         --------------------------------------------------------------------------------
         John S. Burnett      51     V.P. Secretary of the     12/11/80        9/07/71
                                     Corporation
         --------------------------------------------------------------------------------
         Richard L. Cathie    55     President & CEO,          10/13/95        7/21/71-
                                     CCB&T                                    12/09/86;
                                     Investment Co.                            6/30/88
         --------------------------------------------------------------------------------
         Robert R. Prall      55     Chief Lending Officer     1/01/97         6/01/93
         --------------------------------------------------------------------------------
         Noal D. Reid         53     Chief Financial           9/15/95         10/16/72
                                     Officer and
                                     Treasurer
         --------------------------------------------------------------------------------
         Larry K. Squire      50     Chief Operating           9/15/95         5/17/71
                                     Officer
         --------------------------------------------------------------------------------

C.      IDENTIFICATION OF CERTAIN SIGNIFICANT EMPLOYEES:

        THERE ARE NO SIGNIFICANT EMPLOYEES OTHER THAN EXECUTIVE OFFICERS.

D.      FAMILY RELATIONSHIPS:

        THERE ARE NO FAMILY RELATIONSHIPS BETWEEN ANY DIRECTORS, NOMINEES FOR ELECTION AS DIRECTORS OR EXECUTIVE OFFICERS OF THE BANK.

E.      BUSINESS EXPERIENCE:

        (1)    BACKGROUND:

               INFORMATION ON THE DIRECTORS WAS INCLUDED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 23, 1998.

               NAME                               BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
               ----                               ----------------------------------------------
               STEPHEN B. LAWSON                  EXECUTIVE VICE PRESIDENT, TRUST, 12/12/85;
                                                  PRESIDENT, CHIEF EXECUTIVE OFFICER, 7/01/92

               DANIEL G. BARRIE                   CHIEF FINANCIAL OFFICER, GRAYSTONE MORTGAGE CORP., 7/91;
                                                  CONTROLLER, ASSISTANT TREASURER, 5/13/96

               ROBERT T. BOON                     VICE PRESIDENT, MUNICIPAL SERVICES, 4/01/85;
                                                  PRESIDENT CCB&T INVESTMENT CO., 6/29/92;
                                                  CHIEF TRUST OFFICER, 10/13/95

                                      6.

Cape Cod Bank and Trust Company
Form 10-K
December 31, 1997
--------------------------------------------------------------------------------

               JOHN S. BURNETT                    SECRETARY OF THE CORPORATION, 1978
                                                  VICE PRESIDENT, 12/11/80

               RICHARD L. CATHIE                  EXECUTIVE VICE PRESIDENT, MARKETING, CCB&T, 6/30/88;
                                                  PRESIDENT, CCB&T INVESTMENT CO., 10/13/95

               BARRETT C. NICHOLS, JR.            VICE PRESIDENT, LOAN ADMINISTRATION, 12/3/90;
                                                  EXECUTIVE VICE PRESIDENT, LOAN ADMINISTRATION, 4/05/93;
                                                  CHIEF LENDING OFFICER, 9/15/95 TO RETIREMENT 2/28/97

               ROBERT R. PRALL                    SR. V.P., FLEET BANK OF MASSACHUSETTS, OFFICER IN CHARGE OF
                                                  COMMERCIAL REAL ESTATE LENDING, SOUTHEASTERN
                                                  MASSACHUSETTS, 1991 TO 5/31/93;
                                                  SR. V.P., LOAN ADMINISTRATION, REGION III, 6/01/93-12/31/96;
                                                  CHIEF LENDING OFFICER, 1/1/97

               NOAL D. REID                       EXECUTIVE VICE PRESIDENT AND TREASURER, 12/12/85;
                                                  CHIEF FINANCIAL OFFICER AND TREASURER, 9/15/95

               LARRY K. SQUIRE                    EXECUTIVE VICE PRESIDENT, RETAIL BANKING, 12/12/85;
                                                  CHIEF OPERATING OFFICER, 9/15/95

               THERE ARE NO LATE FILERS ACCORDING TO REGULATION S-K (SS.229.405 OF THIS CHAPTER) PURSUANT TO SECTION 12 OF THE EXCHANGE ACT (15 U.S.C. 781).

ITEM 11. EXECUTIVE COMPENSATION.

         THIS INFORMATION WAS INCLUDED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 23, 1998.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         THIS INFORMATION WAS INCLUDED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 23, 1998.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         THE BANK ENTERS INTO BANKING TRANSACTIONS IN THE ORDINARY COURSE OF ITS BUSINESS WITH DIRECTORS, OFFICERS, PRINCIPAL STOCKHOLDERS AND THEIR ASSOCIATES, ON THE SAME TERMS INCLUDING INTEREST RATES AND COLLATERAL ON LOANS, AS THOSE PREVAILING AT THE SAME TIME FOR COMPARABLE TRANSACTIONS WITH OTHERS. THE TOTAL AMOUNT OF LOANS OUTSTANDING TO DIRECTORS AND OFFICERS AT DECEMBER 31, 1997, 1996 AND 1995 WAS $15,418,661, $13,244,549, AND $8,357,326, RESPECTIVELY. DURING 1997,
         $14,818,630 IN NEW LOANS WERE MADE TO DIRECTORS AND OFFICERS AND THERE WERE $12,644,518 IN REPAYMENTS.

          ----------------------------------------------------------

                                      7.

Cape Cod Bank and Trust Company
Form 10-K
December 31, 1997
--------------------------------------------------------------------------------

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

         A.    Documents filed as part of the report:

               (1)    FINANCIAL STATEMENTS

                      A. CONSOLIDATED STATEMENTS OF CONDITION AS OF DECEMBER 31, 1997, 1996 AND 1995

                      B. CONSOLIDATED STATEMENTS OF INCOME FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                      C. CONSOLIDATED STATEMENTS OF CASH FLOW FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                      D. CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                      E.     NOTES TO FINANCIAL STATEMENTS

               (2) EXHIBITS AS REQUIRED BY ITEM 601 OF REGULATION S-K ((S)229.601 OF THIS CHAPTER).

                      A. PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 23, 1998

                      B. REPORT OF MANAGEMENT - INTERNAL CONTROL OVER FINANCIAL REPORTING

                      C. REPORT OF MANAGEMENT - COMPLIANCE WITH LAWS AND REGULATIONS

                      D. INDEPENDENT PUBLIC ACCOUNTANT'S REPORT CONCERNING INTERNAL CONTROL STRUCTURE AND PROCEDURES FOR FINANCIAL REPORTING

        B.     Reports on Form 8-K:

               A REPORT ON FORM 8-K (FORM F-3) WAS FILED ON MAY 16, 1997, AFTER THE APRIL 24, 1997 ANNUAL MEETING OF STOCKHOLDERS.

                                      8.

Cape Cod Bank and Trust Company
Form 10-K
December 31, 1997
--------------------------------------------------------------------------------

                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          CAPE COD BANK AND TRUST COMPANY
             -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen B. Lawson
                          ______________________________________________________
                        STEPHEN B. LAWSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date 3/12/98
     ___________________________________________________________________________

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Noal D. Reid
                         _______________________________________________________
                           NOAL D. REID, CHIEF FINANCIAL OFFICER AND TREASURER

Date 3/12/98
    ____________________________________________________________________________


By (Signature and Title)* /s/ Daniel G. Barrie
                         _______________________________________________________
                           DANIEL G. BARRIE, CONTROLLER AND ASSISTANT TREASURER

Date 3/12/98
    ____________________________________________________________________________

                     SIGNATURES OF THE BOARD OF DIRECTORS



 /s/ John Otis Drew                             /s/ Felicia R. Penn
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 JOHN OTIS DREW                                 FELICIA R. PENN

 /s/ Barrett C. Nichols, Jr.                    /s/ Joshua A. Nickerson, Jr.
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 BARRETT C. NICHOLS, JR.                        JOSHUA A. NICKERSON, JR.

 /s/ Jeannine L. Hubbard                        /s/ George D. Denmark
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 JEANNINE L. HUBBARD                            GEORGE D. DENMARK

 /s/ William C. Snow                            /s/ Charles N. Robinson
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 WILLIAM C. SNOW                                CHARLES N. ROBINSON

 /s/ James H. Rice                              /s/ Stephen B. Lawson
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 JAMES H. RICE                                  STEPHEN B. LAWSON

                                                /s/ Richard M. Scudder
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                                                RICHARD M. SCUDDER

Date          MARCH 12, 1998
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*Print the name and title of each signing officer under his signature.

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